                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Howard I. Atkins
                                             -----------------------------------
                                             Howard I. Atkins

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 1 day of October, 2000.


                                             /s/ Stuart L. Bascomb
                                             -----------------------------------
                                             Stuart L. Bascomb

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Gary G. Benanav
                                             -----------------------------------
                                             Gary G. Benanav

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.


                                             /s/ Frank J. Borelli
                                             -----------------------------------
                                             Frank J. Borelli

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Judith E. Campbell
                                             -----------------------------------
                                             Judith E. Campbell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Barbara B. Hill
                                             -----------------------------------
                                             Barbara B. Hill

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 1 day of October, 2000.



                                             /s/ Richard M. Kernan, Jr.
                                             -----------------------------------
                                             Richard M. Kernan, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 2nd day of October, 2000.



                                             /s/ Richard A. Norling
                                             -----------------------------------
                                             Richard A. Norling

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Frederick J. Sievert
                                             -----------------------------------
                                             Frederick J. Sievert

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Stephen N. Steinig
                                             -----------------------------------
                                             Stephen N. Steinig

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Seymour Sternberg
                                             -----------------------------------
                                             Seymour Sternberg

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Barrett A. Toan
                                             -----------------------------------
                                             Barrett A. Toan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3 day of October, 2000.


                                             /s/ Howard L. Waltman
                                             -----------------------------------
                                             Howard L. Waltman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Gary E. Wendlandt
                                             -----------------------------------
                                             Gary E. Wendlandt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.


                                             /s/ Norman Zachary
                                             -----------------------------------
                                             Norman Zachary

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ George Paz
                                             -----------------------------------
                                             George Paz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale by NYLIFE HealthCare Management, Inc., and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has subscribed his name this 3rd day of October, 2000.



                                             /s/ Joseph W. Plum
                                             -----------------------------------
                                             Joseph W. Plum